VALIC COMPANY I
International Growth I Fund

Supplement to Prospectus dated October 1, 2004

You are receiving this supplement because you own a variable annuity or variable life insurance policy offering investment options that are VALIC Company I funds. The page numbers and funds below may not be the same as in the prospectus for your product.

On April 26, 2005, the Board of Directors (the "Board") of VALIC Company I (the "Series Company") approved the investment sub-advisory agreements with Massachusetts Financial Services Company ("MFS") and A I M Capital Management, Inc. ("AIM"). The sub-advisory agreements provide that MFS and AIM will serve as sub-advisers of the International Growth I Fund (the "Fund") effective on or about June 20, 2005 and each will manage a portion of the Fund's assets. Prior to June 20, 2005, American Century Investment Management, Inc. ("American Century") will serve as the sole sub-adviser of the Fund.

The Board approved the investment sub-advisory agreements with AIM and MFS without a shareholder vote pursuant to an exemptive order granted by the SEC. The Series Company will mail an information statement to all shareholders of record explaining the change in sub-advisers in further detail.

Effective June 20, 2005, with respect to the International Growth I Fund Fact Sheet on page 23, replace the Investment Sub-Adviser and Investment Strategies sections in their entirety with the following:

Investment Sub-Adviser

American Century Investment Management, Inc. ("American Century")
A I M Capital Management, Inc. ("AIM")

Massachusetts Financial Services Company ("MFS")

Investment Strategies

The Fund's sub-advisers use a growth investment strategy they developed to invest in stocks of companies that they believe will increase in value over time. Each sub-adviser uses its own strategy to make investment decisions on behalf of the Fund. Generally, their strategy is to find companies with earnings and revenue growth. Ideally, the sub-advisers look for companies whose earnings and revenues are not only growing, but growing at a successively faster, or accelerating, pace. This strategy is based on the premise that, over the long term, the stocks of companies with earnings and revenue growth have a greater-than-average chance to increase in value.

In addition to locating strong companies with earnings and revenue growth, the sub-advisers believe that it is important to diversify the Fund's holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio. For this reason, the sub-advisers also consider the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations when making investments.

The sub-advisers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the Fund essentially fully invested in stocks regardless of the movement of stock prices generally. When a sub-adviser believes it is prudent, the Fund may invest a portion of its assets in convertible debt securities equity equivalent securities, forward currency exchange contracts, short-term securities, non-leveraged futures and option contracts, notes, bonds and other debt securities of companies, and obligations of foreign governments and their agencies, or other similar securities. The Fund may invest up to 20% of net assets in investment grade fixed income securities.

Futures contracts, a type of derivative security, can help the Fund's cash assets remain liquid, while performing more like stocks. The Fund has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments. For example, the sub-advisers cannot leverage the Fund's assets by investing in a derivative security if it would be possible for the Fund to lose more money than it invested.

In determining whether a company is foreign, a sub-adviser will consider various factors, including where the company is headquartered, where the company's principal operations are located, where the company's revenues are derived, where the principal trading market is located and the country in which the company was legally organized. The weight given to each of these factors will vary depending on the circumstances in a given case and may vary among sub-advisers. The Fund considers developed countries to include Australia, Austria, Belgium, Bermuda, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

The Fund may also invest up to 20% of its net assets in the securities of emerging market countries. Securities of issuers in emerging market countries means securities of issuers that (i) have their principal place of business or principal office in an emerging market country or (ii) derive a significant portion of their business from emerging market countries. An emerging market is a market within a country in its initial stages of its industrial cycle and may have less stable social, political and/ or economic conditions.

The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as the Fund's assets grow it will be able to experience significant improvement in performance by investing in IPOs. The Fund's investments may include securities traded in the Over-the-Counter (OTC) markets.

Effective June 20, 2005, American Century, AIM and MFS each manage a portion of the assets of the Fund. American Century will manage approximately 50% of the Fund's assets and AIM and MFS will each manage approximately 25% of the Fund's assets.

Effective June 20, 2005, with respect to the International Growth I Fund Fact Sheet on page 23, add the following risks to the Investment Risk section:

Geographic Concentration Risk: The Fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance.

Over-the-Counter Risk: OTC transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Fund may experience difficulty in purchasing or selling these securities at a fair price.

Effective June 20, 2005, in the section entitled "About the Series Company Management" on page 52, insert the following after the description of AIG SunAmerica Asset Management Corp.:

International Growth I Fund

A I M Capital Management, Inc. ("AIM")
11 Greenway Plaza, Houston, Texas 77046

AIM, along with its affiliates, managed approximately $138 billion in total assets as of March 31, 2005. AIM is an indirect wholly-owned subsidiary of AMVESCAP PLC, an international investment management company based in London, with money managers located in Europe, North and South America, and the Far East. Effective June 20, 2005, approximately 25% of the assets of the International Growth I Fund will be managed by AIM, which uses a team approach to investment management.

Members of the investment team include Clas G. Olson (co-lead manager), Senior Portfolio Manager; Jason T. Holzer (co-lead manager), Senior Portfolio Manager; Barrett K. Sides, Senior Portfolio Manager; Shuxin (Steve) Cao, Portfolio Manager, and Matthew W. Dennis, CFA, Portfolio Manager. Mr. Olson joined AIM in 1994 as an investment officer and international portfolio analyst and was promoted to his current position in 1997. Mr. Holzer joined AIM in 1996 as a senior analyst and assumed his present duties in 1999. Mr. Sides joined AIM in 1990 as portfolio administrator and was promoted to his current position in 1993. Mr. Cao joined AIM in 1997 as an international equity analyst with a focus on Asia (Ex-Japan) until assuming his present duties in 1999. Mr. Dennis joined AIM in 2000 as a senior portfolio analyst until assuming his current duties in 2003. Prior thereto, he was a member of ABN AMRO's global equity strategy desk.

The lead managers generally have final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows. The degree to which the lead managers may perform these functions and the nature of these functions may change from time to time. The team is assisted by AIM's Asia Pacific/Latin America and Europe/Canada Teams, which may be comprised of portfolio managers, research analysts and other investment professionals of AIM. Team members provide research support and make securities recommendations with respect to the Fund but do not have day-to-day management responsibilities with respect to the Fund.

Effective June 20, 2005, in the section entitled "About the Series Company Management" on page 53, insert the following after the description of Franklin Portfolio Associates, LLC:

International Growth I Fund

Massachusetts Financial Services Company ("MFS")
500 Boylston Street, Boston, MA 02116.

MFS is America's oldest mutual fund organization and, with its predecessor organizations, has a history of money management dating from 1924 and the founding of the first mutual fund in the United States. As of December 31, 2004, MFS had approximately $146.2 billion in assets under management. Effective June 20, 2005, MFS will manage approximately 25% of the assets of the International Growth I Fund using a team of portfolio managers. The team is comprised of David R. Mannheim and Marcus Smith, each a Senior Vice President of MFS. Mr. Mannheim has been employed with MFS since 1988. Mr. Smith has been employed with MFS since 1994. They will have joint responsibility for making day-to-day investment decisions on behalf of MFS' portion of the Fund's assets.

Date: April 27, 2005